SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 12, 1999
                                                 -------------------------------


                             MGI PROPERTIES
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    (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                One Winthrop Square, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000
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
Item 5.  Other Events.
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                  On March 12, 1999,  MGI Properties  (NYSE:  MGI) (the "Trust")
announced  that  it had  entered  into  an  agreement  to  sell  53 New  England
properties  to  a  private  real  estate   investment   group.   For  additional
information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

                  This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or inaction by the Board of Trustees (and the actual results thereof) with respect to the subject matter of the foregoing Current Report on Form 8-K (including the possibility of litigation pertaining thereto), the net realizable value of the Trust's properties in the event the Plan of Liquidation is implemented, changes in national and local economic and financial market conditions, the successful completion of the sale described in the news release, as well as those set forth in the Trust's Form 10-K for the year ended November 30, 1998 including those set forth under "Forward-Looking Statements," "Other" and Item 1 - "Adoption of Liquidation Plan."



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

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ---------------------------------------------------------

         (c) Exhibits


         Exhibit No.                                 Exhibit
         -----------                                 -------

           99.1            News Release of MGI Properties dated March 12, 1999.




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
                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MGI PROPERTIES
                                                     --------------
                                                     (Registrant)



Dated: March 15, 1998        By: /s/ Philip C. Vitali
                                 -------------------------------
                                 Name:  Phillip C. Vitali
                                 Title: Executive Vice President
                                          and Treasurer
                                        (Chief Financial Officer)


Dated: March 15, 1998        By: /s/ David P. Morency
                                 -------------------------------
                                 Name:  David P. Morency
                                 Title: Controller
                                        (Principal Accounting Officer)



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
                                  EXHIBIT INDEX
                                  -------------


99.1              News Release of MGI Properties dated March 12, 1999.